SUPPLEMENT TO THE FIDELITY UTILITIES FUND MARCH 30, 1998 PROSPECTUS SHAREHOLDER MEETING. On or about November 18, 1998, a meeting of the shareholders of Fidelity Utilities Fund will be held to approve various proposals, including modifications to the fund's management contract. Shareholders of record on September 21, 1998 are entitled to vote at the meeting. Included in the modifications are proposals to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed a certain level, to prospectively change the comparative securities index used to calculate the fund's performance adjustment from the Standard & Poor's Utilities Index to the Russell 3000 Index, and to allow FMR and the trust, on behalf of the fund, to modify the management contract subject to the requirements of the Investment Company Act of 1940.
For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-800-544-8888 to request a free copy of the proxy statement.
The following information replaces similar information found    under
the heading     "FMR and Its Affiliates"    in the "Charter"
    section on page 10:
   Peter Saperstone is manager of Utilities, which he has managed since October 1998. He also manages other Fidelity funds. Mr. Saperstone joined Fidelity in 1995 and has worked as an analyst and manager.